WILLIAM BLAIR FUNDS

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2020

Effective September 14, 2020, the information below supplements similar disclosure in the Statement of Additional Information under “Management of the Trust – Investment Adviser – Portfolio Managers.”

Mark C. Thompson is responsible for the management of the Small Cap Growth Fund and other accounts. As of August 31, 2020, information on these other accounts is as follows:

Type of Account	Number	Total Assets	Number Charged Performance Fee	Total Assets Charged Performance Fees
Registered investment companies	0	$0	0	$0
Other pooled investment vehicles	3	99,035,414	0	0
Other advisory accounts	21	1,170,323,518	0	0

The following table sets forth the dollar range of shares owned in the Fund that the portfolio manager manages as of August 31, 2020.

Portfolio Manager	Name of Fund	Dollar Range of Shares Owned
Mark C. Thompson	Small Cap Growth Fund	$100,001-$500,000

Dated: September 14, 2020

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Statement of Additional Information for future reference.